UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2005

Avon Products, Inc.
(Exact name of registrant as specified in its charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York 10105-0196
(Address of principal executive offices) (Zip Code)

(212) 282-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 14, 2005, the Board of Directors of Avon Products, Inc. elected Paul S. Pressler to the Board of Directors effective as of July 14, 2005. Mr. Pressler has also been appointed to serve on Avon’s Finance and Strategic Planning Committee effective as of September 8, 2005. Mr. Pressler is the president and chief executive officer of Gap Inc., a leading specialty retailer offering clothing, accessories and personal care products for men, women, children and babies under the Gap, Banana Republic, Forth & Towne and Old Navy brand names.

A copy of the press release announcing the election of Mr. Pressler to Avon’s Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press Release dated July 14, 2005

(Page 2 of 3 Pages)

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

	By:	/s/ Gilbert L. Klemann, II

Gilbert L. Klemann, II
Senior Vice President and General Counsel

Dated: July 14, 2005

(Page 3 of 3 Pages)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Avon Products, Inc. issued on July 14, 2005